UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 18, 2010

CRESCENT BANKING COMPANY

(Exact name of registrant as specified in its charter)

Georgia	0-20251	58-1968323
(State or other jurisdiction of incorporation)	Commission File Number)	((IRS Employer Identification No.)

7 Caring Way, Jasper, Georgia		30143
(Address of principal executive offices)		(Zip Code)

(678) 454-2266

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 18, 2010, the Board of Directors (the “Board”) of Crescent Banking Company (the “Company”) elected C. Parke Day and Ryker J. Lowe to the Board. Messrs. Day and Lowe will serve as Class III directors until their terms expire at the 2010 annual shareholders meeting, at which time they will stand for reelection by the Company’s shareholders. The Company has not yet appointed Messrs. Day or Lowe to any Board committees.

Neither Mr. Day nor Mr. Lowe has any related persons transactions with the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESCENT BANKING COMPANY

By:	/S/ J. DONALD BOGGUS, JR.
J. Donald Boggus, Jr.
President and Chief Executive Officer

Date: February 23, 2010